UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2019
 ____________________________________
WASHINGTON FEDERAL INC
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐   No  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective October 1, 2019, Washington Federal, Inc. (the “Company”), parent Company of Washington Federal Bank, National Association (the “Bank”) appointed Ryan Mauer as the Bank’s Chief Credit Officer and James Endrizzi as the Bank’s Senior Vice President of Commercial Banking. In conjunction with these appointments, Mark Schoonover, Executive Vice President and Chief Credit Officer and Bob Peters, Executive Vice President of Commercial Banking will relinquish their responsibilities as they both assume Senior Advisor roles.

Mr. Mauer joined the Bank in 2007 and most recently served as Senior Vice President and Division Manager of the Bank’s Commercial and Industrial team in Seattle. In his new role he will oversee the Bank’s credit administration function. Prior to joining the Bank, Mr. Mauer served in various consumer and commercial banking roles at Seafirst Bank/Bank of America.

Mr. Endrizzi joined the Bank in 2015, and has most recently led the Bank’s commercial team in Utah. In his new role he will oversee the Bank’s commercial banking group. Prior to joining the Bank, Mr. Endrizzi had roles at both KeyCorp and JP Morgan Chase.

Neither Mr. Mauer nor Mr. Endrizzi have family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. Neither Mr. Mauer nor Mr. Endrizzi are parties to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and have not entered into any material plan, contract, arrangement or amendment in connection with their respective appointments.

Item 7.01	Regulation FD Disclosure
A copy of the press release issued by the Company announcing the succession plan is included as Exhibit 99.1 to this Report. The information in item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) The following exhibits are being furnished herewith:

99.1	Press Release dated October 1, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 4, 2019	WASHINGTON FEDERAL, INC.

	By:	/s/ VINCENT L. BEATTY
Vincent L. Beatty
Executive Vice President and Chief Financial Officer

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